Exhibit 99.2

                           THERMO ELECTRON CORPORATION


                       Supplemental Financial Information
                Restated Presentation for Sale of Spectra-Physics





Schedule A. Restated Statement of Operations (Unaudited), GAAP and Adjusted:
            2001 to 2003

Schedule B. Reconciliation of Previously Reported GAAP P&L to Restated GAAP P&L:
            Q1-03 to Q1-04

Schedule C. Reconciliation of Previously Provided Adjusted P&L to Restated
            Adjusted P&L: Q1-03 to Q1-04

Schedule D. Reconciliation of Previously Reported GAAP and Restated GAAP Results
            to Previously Provided Adjusted and Restated Adjusted Results: Q1-03 to Q1-04


Restated Presentation

On June 1, 2004, Thermo announced that it entered into an agreement to sell substantially all of its Optical Technologies Segment, Spectra-Physics. The execution of this agreement resulted in Spectra-Physics being treated as a discontinued operation in Thermo's financial statements beginning in the second quarter of 2004, by removing Spectra-Physics from its results of continuing operations and reporting the business as a discontinued operation. The following unaudited financial information reflects the effect on Thermo's historical financial statements of treating Spectra Physics as a discontinued operation.

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we present certain non-GAAP financial measures herein (identified as "adjusted"), which exclude, to the extent such item would have been included in the most directly comparable GAAP financial measure: certain charges to cost of revenues; restructuring and other costs/ income; amortization of acquisition-related intangible assets and, in 2001, goodwill; certain other gains and losses that are either isolated or cannot be expected to occur again with any regularity or predictability, such as those arising from the sale of a business or real estate, the sale of our shares in Thoratec and FLIR Systems, Inc. (we no longer hold shares of FLIR Systems, Inc.), the tax provisions/benefits related to the previous items, and benefit from tax credit carryforwards. We exclude these items because they are outside of our normal operations and we believe that the inclusion of such non-GAAP measures helps investors to gain a better understanding of our core operating results.

Thermo's management uses certain of these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the company's core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We believe that this allows for comparisons of operating results that are consistent over time. Such measures are also used by management in their financial and operating decision making and for compensation purposes.

The non-GAAP financial measures of Thermo's results of operations presented herein are not meant to be considered superior to or a substitute for Thermo's results of operations prepared in accordance with GAAP. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the accompanying tables.


                                                                                                                          Schedule A

                                          Restated Consolidated Statement of Operations
                                             (In thousands except per share amounts)
                                                           (Unaudited)




                                                                       2003                   2002                   2001
                                                            ----------------------- ----------------------- -----------------------
                                                            Reported(a) Adjusted(b) Reported(a) Adjusted(b) Reported(a) Adjusted(b)
                                                            ----------- ----------- ----------- ----------- ----------- -----------

Revenues                                                     $1,899,378  $1,899,378  $1,849,360  $1,849,360  $1,916,222  $1,916,222
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Costs and Operating Expenses:
 Cost of revenues (c)                                         1,019,476   1,019,405   1,000,465     991,993   1,047,946   1,029,887
 Selling, general, and administrative expenses                  510,284     510,284     502,123     502,123     509,800     509,800
 Amortization of acquisition-related intangible assets            9,038           -       7,243           -      43,937           -
 Research and development expenses                              127,996     127,996     131,976     131,976     142,798     142,798
 Restructuring and other costs, net (d)                          45,200           -      37,691           -      89,390           -
                                                             ----------  ----------  ----------  ----------  ----------  ----------

                                                              1,711,994   1,657,685   1,679,498   1,626,092   1,833,871   1,682,485
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Operating Income                                                187,384     241,693     169,862     223,268      82,351     233,737
Interest and Other Income, Net (e)                               35,247       6,290     131,500      21,560      39,511       4,679
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Income from Continuing Operations Before Income Taxes,
 Minority Interest, and Cumulative Effect of Change in
 Accounting Principle                                           222,631     247,983     301,362     244,828     121,862     238,416
Provision for Income Taxes (f)                                  (47,421)    (66,807)    (97,943)    (75,358)    (45,856)    (81,204)
Minority Interest Expense (f)                                         -           -           -           -         (36)        (36)
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Income from Continuing Operations Before Cumulative Effect
 of Change in Accounting Principle                              175,210     181,176     203,419     169,470      75,970     157,176
Loss from Discontinued Operations (net of income tax benefit
 of $1,485 in 2003, $5,478 in 2002, and $18,290 in 2001)         (2,513)          -      (9,059)          -     (25,317)          -
Gain (Loss) on Disposal of Discontinued Operations, Net (net
 of income tax provision of $8,141 in 2003; includes tax
 benefit of $21,008 and $22,741 in 2002 and 2001)                27,312           -     115,370           -     (50,440)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Income Before Cumulative Effect of Change in Accounting
 Principle                                                      200,009     181,176     309,730     169,470         213     157,176
Cumulative Effect of Change in Accounting Principle                   -           -           -           -        (994)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------

Net Income (Loss)                                            $  200,009  $  181,176  $  309,730  $  169,470  $     (781) $  157,176
                                                             ==========  ==========  ==========  ==========  ==========  ==========

Earnings per Share from Continuing Operations Before
 Cumulative Effect of Change in Accounting Principle:
    Basic                                                    $     1.08              $     1.21              $      .42
                                                             ==========              ==========              ==========
    Diluted                                                  $     1.05              $     1.17              $      .41
                                                             ==========              ==========              ==========

Earnings (Loss) per Share (g):
    Basic                                                    $     1.23              $     1.84              $        -
                                                             ==========              ==========              ==========
    Diluted                                                  $     1.20  $     1.09  $     1.73  $      .98  $        -  $      .85
                                                             ==========  ==========  ==========  ==========  ==========  ==========

Weighted Average Shares:
    Basic                                                       162,713                 168,572                 180,560
                                                             ==========              ==========              ==========
    Diluted (h)                                                 170,730     170,730     186,611     182,760     183,916     184,387
                                                             ==========  ==========  ==========  ==========  ==========  ==========

(a) Reported results were determined in accordance with U.S. generally accepted accounting principles (GAAP). All amounts have been restated to reflect the treatment of Spectra-Physics as a discontinued operation.
(b) Adjusted results are non-GAAP measures and exclude inventory charges (note c); amortization of acquisition-related intangible assets and, in 2001, amortization of goodwill; restructuring and other costs/income (note d); certain other income/expense
    (note e); the tax consequences of these items and other tax benefit (note f); income (loss) from discontinued operations; gain
    (loss) on disposal of discontinued operations; and the cumulative effect of a change in accounting principle.
(c) Reported results in 2003 include $71,000 of charges primarily for the sale of inventories revalued at the date of acquisition.
    Reported results in 2002 include charges of $6,041,000 of inventory writedowns for the abandonment of product lines and
    $2,431,000 of charges for the sale of inventories revalued at the date of acquisition. Reported results in 2001 include charges of $18,059,000 of inventory writedowns, principally for the abandonment of product lines.
(d) Reported results in 2003 include restructuring and other items consisting principally of severance; abandoned facility and other expenses of real estate consolidation; a writedown to disposal value of a product line and a business that were sold in October
    2003; net gains on the sale of a product line and property; and legal/advisory fees associated with a reorganization of the company's non-U.S. subsidiary structure. Reported results in 2002 include restructuring and other items; severance; abandoned facility and other expenses of real estate consolidation; and legal/advisory fees associated with a reorganization of the company's non-U.S. subsidiary structure. These items are net of gains on the sale of businesses. Reported results in 2001 include restructuring and other items consisting principally of severance; abandoned facility and other expenses of real estate consolidation; net losses on sales of businesses; in-process research and development at an acquired business; and investment banking, legal, and consulting fees, as well as employee-retention costs associated with the company's reorganization announced in 2000.
(e) Reported results include $16,279,000 of gains from the sale of shares of Thoratec Corporation in 2003, and $13,654,000,
    $111,432,000, and $35,117,000 of gains from the sale of shares of FLIR Systems, Inc. in 2003, 2002, and 2001, respectively.
    Reported results also include losses of $976,000 and $1,492,000 in 2003 and 2002, respectively, and gains of $1,698,000 in 2001 on the early retirement of debt. These items have been excluded from adjusted results.
(f) Adjusted results exclude $6,645,000 of incremental tax benefit in 2003, $22,585,000 of incremental tax provision in 2002, and
    $35,348,000 of incremental tax benefit in 2001, for the items in (b) through (e) and in 2003 exclude $9,026,000 of tax benefit from the reversal of a valuation allowance due to expected utilization of foreign tax credit carryforwards and $3,715,000 of tax benefit from the sale of a business.
(g) Reported earnings per share excludes interest expense on convertible debentures of $4,830,000 and $13,986,000, net of tax, in
    2003 and 2002, respectively, for the assumed conversion of such convertible debentures. Adjusted earnings per share excludes interest expense on convertible debentures of $4,830,000, $10,176,000, and $266,000, net of tax, in 2003, 2002, and 2001,
    respectively, for the assumed conversion of such convertible debentures.
(h) Adjusted weighted average diluted shares reflect the dilutive effect on the convertible debentures of the adjustments to net income as described in notes (b) through (g).

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                                                                  2

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Thermo Electron Corporation
GAAP P&L (as previously reported and restated)
Schedule B
(In thousands except EPS)
(Unaudited)


                                                       ------------------------------------------------------------------
                                                                    Q1-03                             Q2-03
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Reported    Physics   Restated    Reported    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------

Revenues                                                  500,205    (45,577)   454,628     516,405    (49,137)   467,268

Cost of Revenues                                          276,367    (32,306)   244,061     283,260    (33,113)   250,147
SG&A (a)                                                  136,727    (10,831)   125,896     140,319    (12,575)   127,744
R&D                                                        37,321     (4,612)    32,709      37,132     (4,522)    32,610
Restructuring & Other Costs (net)                           8,102     (1,152)     6,950       4,872       (184)     4,688
Amortization of acquisition-related intangible assets       2,392       (281)     2,111       2,540       (207)     2,333
                                                       ------------------------------------------------------------------
Operating Income                                           39,296      3,605     42,901      48,282      1,464     49,746

Interest Income (b)                                         7,685        (13)     7,672       7,077         (3)     7,074
Interest Expense (b)                                       (6,904)       175     (6,729)     (5,433)        76     (5,357)
Other Income (net)                                          5,120        117      5,237      10,551        172     10,723
                                                       ------------------------------------------------------------------
Income from Continuing Operations Before                   45,197      3,884     49,081      60,477      1,709     62,186
   Income Taxes and Minority Interest

Income Tax Provision                                      (13,806)    (1,187)   (14,993)     (7,338)      (207)    (7,545)
                                                       ------------------------------------------------------------------
Income from Continuing Operations                          31,391      2,697     34,088      53,139      1,502     54,641

Discontinued Operations (net of tax)                        5,036     (2,697)     2,339           -     (1,502)    (1,502)
                                                       ------------------------------------------------------------------
Net Income                                                 36,427          -     36,427      53,139          -     53,139

Add Back:
Interest - Convertible Debentures (net of tax)                 52                    52       1,745                 1,745

Diluted Shares                                            165,614               165,614     172,459               172,459

GAAP Diluted EPS - Continuing Operations                     0.19                  0.21        0.32                  0.33
GAAP Diluted EPS                                             0.22                  0.22        0.32                  0.32

-------------------------------------------------------------------------------------------------------------------------
Gross Margin                                                44.7%      29.1%      46.3%       45.1%      32.6%      46.5%
SG&A                                                        27.3%      23.8%      27.7%       27.2%      25.6%      27.3%
R&D                                                          7.5%      10.1%       7.2%        7.2%       9.2%       7.0%
Operating Margin                                             7.9%      -7.9%       9.4%        9.3%      -3.0%      10.6%

Pretax Margin                                                9.0%      -8.5%      10.8%       11.7%      -3.5%      13.3%
Net Margin                                                   7.3%         NM       8.0%       10.3%         NM      11.4%
-------------------------------------------------------------------------------------------------------------------------
Depreciation Expense                                       11,642     (2,794)     8,848      12,481     (2,574)     9,907
Charges to Cost of Revenues                                     -          -          -           -          -          -
-------------------------------------------------------------------------------------------------------------------------

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.

<
                                                                  3

>

Thermo Electron Corporation
GAAP P&L (as previously reported and restated)
Schedule B
(In thousands except EPS)
(Unaudited)

                                                       ------------------------------------------------------------------
                                                                    Q3-03                             Q4-03
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Reported    Physics   Restated    Reported    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------

Revenues                                                  497,116    (48,549)   448,567     583,409    (54,494)   528,915

Cost of Revenues                                          271,213    (31,389)   239,824     318,280    (32,836)   285,444
SG&A (a)                                                  131,879    (11,508)   120,371     149,309    (13,036)   136,273
R&D                                                        34,900     (4,456)    30,444      37,041     (4,808)    32,233
Restructuring & Other Costs (net)                          14,273       (454)    13,819      21,462     (1,719)    19,743
Amortization of acquisition-related intangible assets       2,470       (207)     2,263       2,502       (171)     2,331
                                                       ------------------------------------------------------------------
Operating Income                                           42,381       (535)    41,846      54,815     (1,924)    52,891

Interest Income (b)                                         2,909          1      2,910       2,002          5      2,007
Interest Expense (b)                                       (3,551)        93     (3,458)     (2,788)       135     (2,653)
Other Income (net)                                         10,646        438     11,084       6,545        192      6,737
                                                       ------------------------------------------------------------------
Income from Continuing Operations Before                   52,385         (3)    52,382      60,574     (1,592)    58,982
   Income Taxes and Minority Interest

Income Tax Provision                                      (13,388)         1    (13,387)    (11,404)       (92)   (11,496)
                                                       ------------------------------------------------------------------
Income from Continuing Operations                          38,997         (2)    38,995      49,170     (1,684)    47,486

Discontinued Operations (net of tax)                        9,518          2      9,520      12,758      1,684     14,442
                                                       ------------------------------------------------------------------
Net Income                                                 48,515          -     48,515      61,928          -     61,928

Add Back:
Interest - Convertible Debentures (net of tax)                871                   871         413                   413

Diluted Shares                                            169,155               169,155     167,812               167,812

GAAP Diluted EPS - Continuing Operations                     0.24                  0.24        0.30                  0.29
GAAP Diluted EPS                                             0.29                  0.29        0.37                  0.37

-------------------------------------------------------------------------------------------------------------------------
Gross Margin                                                45.4%      35.3%      46.5%       45.4%      39.7%      46.0%
SG&A                                                        26.5%      23.7%      26.8%       25.6%      23.9%      25.8%
R&D                                                          7.0%       9.2%       6.8%        6.3%       8.8%       6.1%
Operating Margin                                             8.5%       1.1%       9.3%        9.4%       3.5%      10.0%

Pretax Margin                                               10.5%       0.0%      11.7%       10.4%       2.9%      11.2%
Net Margin                                                   9.8%         NM      10.8%       10.6%         NM      11.7%
-------------------------------------------------------------------------------------------------------------------------
Depreciation Expense                                       12,061     (2,789)     9,272      12,461     (2,811)     9,650
Charges to Cost of Revenues                                     -          -          -          71          -         71
-------------------------------------------------------------------------------------------------------------------------

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.

<
                                                                  4

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Thermo Electron Corporation
GAAP P&L (as previously reported and restated)
Schedule B
(In thousands except EPS)
(Unaudited)

                                                       ------------------------------------------------------------------
                                                                     2003                             Q1-04
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Reported    Physics   Restated    Reported    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------

Revenues                                                2,097,135   (197,757) 1,899,378     582,002    (56,970)   525,032

Cost of Revenues                                        1,149,120   (129,644) 1,019,476     317,418    (33,246)   284,172
SG&A (a)                                                  558,234    (47,950)   510,284     159,734    (12,981)   146,753
R&D                                                       146,394    (18,398)   127,996      39,822     (5,553)    34,269
Restructuring & Other Costs (net)                          48,709     (3,509)    45,200       3,166         (8)     3,158
Amortization of acquisition-related intangible assets       9,904       (866)     9,038       3,977       (171)     3,806
                                                       ------------------------------------------------------------------
Operating Income                                          184,774      2,610    187,384      57,885     (5,011)    52,874

Interest Income (b)                                        19,673        (10)    19,663       1,922         (2)     1,920
Interest Expense (b)                                      (18,676)       479    (18,197)     (2,862)       133     (2,729)
Other Income (net)                                         32,862        919     33,781       3,135        276      3,411
                                                       ------------------------------------------------------------------
Income from Continuing Operations Before                  218,633      3,998    222,631      60,080     (4,604)    55,476
   Income Taxes and Minority Interest

Income Tax Provision                                      (45,936)    (1,485)   (47,421)    (16,958)     1,147    (15,811)
                                                       ------------------------------------------------------------------
Income from Continuing Operations                         172,697      2,513    175,210      43,122     (3,457)    39,665

Discontinued Operations (net of tax)                       27,312     (2,513)    24,799           -      3,457      3,457
                                                       ------------------------------------------------------------------
Net Income                                                200,009          -    200,009      43,122          -     43,122

Add Back:
Interest - Convertible Debentures (net of tax)              4,830                 4,830         413                   413

Diluted Shares                                            170,730               170,730     169,996               169,996

GAAP Diluted EPS - Continuing Operations                     1.04                  1.05        0.26                  0.24
GAAP Diluted EPS                                             1.20                  1.20        0.26                  0.26

-------------------------------------------------------------------------------------------------------------------------
Gross Margin                                                45.2%      34.4%      46.3%       45.5%      41.6%      45.9%
SG&A                                                        26.6%      24.2%      26.9%       27.4%      22.8%      28.0%
R&D                                                          7.0%       9.3%       6.7%        6.8%       9.7%       6.5%
Operating Margin                                             8.8%      -1.3%       9.9%        9.9%       8.8%      10.1%

Pretax Margin                                               10.4%      -2.0%      11.7%       10.3%       8.1%      10.6%
Net Margin                                                   9.5%         NM      10.5%        7.4%         NM       8.2%
-------------------------------------------------------------------------------------------------------------------------
Depreciation Expense                                       48,645    (10,968)    37,677      13,536     (2,658)    10,878
Charges to Cost of Revenues                                    71          -         71       2,408          -      2,408
-------------------------------------------------------------------------------------------------------------------------

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.


<
                                                                  5
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Thermo Electron Corporation
Adjusted P&L (as previously provided and restated)
Schedule C
(In thousands except EPS)
(Unaudited)

                                                       ------------------------------------------------------------------
                                                                     Q1-03                             Q2-03
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------


Revenues                                                  500,205    (45,577)   454,628     516,405    (49,137)   467,268

Cost of Revenues                                          276,367    (32,306)   244,061     283,260    (33,113)   250,147
SG&A (a)                                                  136,727    (10,831)   125,896     140,319    (12,575)   127,744
R&D                                                        37,321     (4,612)    32,709      37,132     (4,522)    32,610
                                                       ------------------------------------------------------------------
Adjusted Operating Income                                  49,790      2,172     51,962      55,694      1,073     56,767

Interest Income (b)                                         7,685        (13)     7,672       7,077         (3)     7,074
Interest Expense (b)                                       (6,904)       175     (6,729)     (5,433)        76     (5,357)
Other Income (net)                                          1,418        117      1,535         599        172        771
                                                       ------------------------------------------------------------------
Adjusted Income from Continuing Operations                 51,989      2,451     54,440      57,937      1,318     59,255
   Before Income Taxes and Minority Interest

Income Tax Provision                                      (15,597)      (735)   (16,332)    (14,853)      (343)   (15,196)
                                                       ------------------------------------------------------------------
Adjusted Net Income                                        36,392      1,716     38,108      43,084        975     44,059

Add Back:
Interest - Convertible Debentures (net of tax)                450                 1,801       1,745                 1,745

Diluted Shares                                            167,480               173,496     172,459               172,459

Adjusted Diluted EPS                                         0.22                  0.23        0.26                  0.27

-------------------------------------------------------------------------------------------------------------------------
Adjusted Gross Margin                                       44.7%      29.1%      46.3%       45.1%      32.6%      46.5%
SG&A                                                        27.3%      23.8%      27.7%       27.2%      25.6%      27.3%
R&D                                                          7.5%      10.1%       7.2%        7.2%       9.2%       7.0%
Adjusted Operating Margin                                   10.0%      -4.8%      11.4%       10.8%      -2.2%      12.1%

Adjusted Pretax Margin *                                    10.4%      -5.4%      12.0%       11.2%      -2.7%      12.7%
Adjusted Net Margin                                          7.3%         NM       8.4%        8.3%         NM       9.4%
-------------------------------------------------------------------------------------------------------------------------

Note: The results as presented above exclude certain components of GAAP results as detailed on Schedule D of this Supplemental
      Financial Information package.

* Adjusted Pretax Margin represents Adjusted Income from Continuing Operations Before Income Taxes divided by Revenues.

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.

<
                                                                  6

>

Thermo Electron Corporation
Adjusted P&L (as previously provided and restated)
Schedule C
(In thousands except EPS)
(Unaudited)

                                                       ------------------------------------------------------------------
                                                                     Q3-03                             Q4-03
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------


Revenues                                                  497,116    (48,549)   448,567     583,409    (54,494)   528,915

Cost of Revenues                                          271,213    (31,389)   239,824     318,209    (32,836)   285,373
SG&A (a)                                                  131,879    (11,508)   120,371     149,309    (13,036)   136,273
R&D                                                        34,900     (4,456)    30,444      37,041     (4,808)    32,233
                                                       ------------------------------------------------------------------
Adjusted Operating Income                                  59,124     (1,196)    57,928      78,850     (3,814)    75,036

Interest Income (b)                                         2,909          1      2,910       2,002          5      2,007
Interest Expense (b)                                       (3,551)        93     (3,458)     (2,788)       135     (2,653)
Other Income (net)                                          1,293        438      1,731         595        192        787
                                                       ------------------------------------------------------------------
Adjusted Income from Continuing Operations                 59,775       (664)    59,111      78,659     (3,482)    75,177
   Before Income Taxes and Minority Interest

Income Tax Provision                                      (15,369)       170    (15,199)    (20,990)       910    (20,080)
                                                       ------------------------------------------------------------------
Adjusted Net Income                                        44,406       (494)    43,912      57,669     (2,572)    55,097

Add Back:
Interest - Convertible Debentures (net of tax)                871                   871         413                   413

Diluted Shares                                            169,155               169,155     167,812               167,812

Adjusted Diluted EPS                                         0.27                  0.26        0.35                  0.33

-------------------------------------------------------------------------------------------------------------------------
Adjusted Gross Margin                                       45.4%      35.3%      46.5%       45.5%      39.7%      46.0%
SG&A                                                        26.5%      23.7%      26.8%       25.6%      23.9%      25.8%
R&D                                                          7.0%       9.2%       6.8%        6.3%       8.8%       6.1%
Adjusted Operating Margin                                   11.9%       2.5%      12.9%       13.5%       7.0%      14.2%

Adjusted Pretax Margin *                                    12.0%       1.4%      13.2%       13.5%       6.4%      14.2%
Adjusted Net Margin                                          8.9%         NM       9.8%        9.9%         NM      10.4%
-------------------------------------------------------------------------------------------------------------------------

Note: The results as presented above exclude certain components of GAAP results as detailed on Schedule D of this Supplemental
      Financial Information package.

* Adjusted Pretax Margin represents Adjusted Income from Continuing Operations Before Income Taxes divided by Revenues.

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.

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                                                                  7
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Thermo Electron Corporation
Adjusted P&L (as previously provided and restated)
Schedule C
(In thousands except EPS)
(Unaudited)

                                                       ------------------------------------------------------------------
                                                                     2003                             Q1-04
                                                       ------------------------------------------------------------------
                                                                  Reclassify                        Reclassify
                                                       Previously   Spectra-             Previously   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------


Revenues                                                2,097,135   (197,757) 1,899,378     582,002    (56,970)   525,032

Cost of Revenues                                        1,149,049   (129,644) 1,019,405     315,010    (33,246)   281,764
SG&A (a)                                                  558,234    (47,950)   510,284     159,734    (12,981)   146,753
R&D                                                       146,394    (18,398)   127,996      39,822     (5,553)    34,269
                                                       ------------------------------------------------------------------
Adjusted Operating Income                                 243,458     (1,765)   241,693      67,436     (5,190)    62,246

Interest Income (b)                                        19,673        (10)    19,663       1,922         (2)     1,920
Interest Expense (b)                                      (18,676)       479    (18,197)     (2,862)       133     (2,729)
Other Income (net)                                          3,905        919      4,824       1,515        275      1,790
                                                       ------------------------------------------------------------------
Adjusted Income from Continuing Operations                248,360       (377)   247,983      68,011     (4,784)    63,227
   Before Income Taxes and Minority Interest

Income Tax Provision                                      (66,809)         2    (66,807)    (19,383)     1,319    (18,064)
                                                       ------------------------------------------------------------------
Adjusted Net Income                                       181,551       (375)   181,176      48,628     (3,465)    45,163

Add Back:
Interest - Convertible Debentures (net of tax)              4,830                 4,830         413                   413

Diluted Shares                                            170,730               170,730     169,996               169,996

Adjusted Diluted EPS                                         1.09                  1.09        0.29                  0.27

-------------------------------------------------------------------------------------------------------------------------
Adjusted Gross Margin                                       45.2%      34.4%      46.3%       45.9%      41.6%      46.3%
SG&A                                                        26.6%      24.2%      26.9%       27.4%      22.8%      28.0%
R&D                                                          7.0%       9.3%       6.7%        6.8%       9.7%       6.5%
Adjusted Operating Margin                                   11.6%       0.9%      12.7%       11.6%       9.1%      11.9%

Adjusted Pretax Margin *                                    11.8%       0.2%      13.1%       11.7%       8.4%      12.0%
Adjusted Net Margin                                          8.7%         NM       9.5%        8.4%         NM       8.6%
-------------------------------------------------------------------------------------------------------------------------

Note: The results as presented above exclude certain components of GAAP results as detailed on Schedule D of this Supplemental
      Financial Information package.

* Adjusted Pretax Margin represents Adjusted Income from Continuing Operations Before Income Taxes divided by Revenues.

(a) Corporate SG&A costs are not allocated to Spectra-Physics results. Such costs remain in continuing operations.
(b) Interest income/expense from intercompany borrowings are not allocated to Spectra-Physics results. Such amounts remain in continuing operations.


<
                                                                  8
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Thermo Electron Corporation
Reconciliation of Previously Reported GAAP and Restated GAAP Results to
Previously Provided Adjusted and Restated Adjusted Results
Schedule D
(In thousands)
(Unaudited)
The components of GAAP results listed below have been
excluded from Adjusted results presented in Schedule C
of this Supplemental Financial Information package.

                                                       ------------------------------------------------------------------
                                                                     Q1-03                             Q2-03
                                                       ------------------------------------------------------------------
                                                       Previously Reclassify             Previously Reclassify
                                                        Reported/   Spectra-              Reported/   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------

Cost of Revenues (a)                                            -          -          -           -          -          -
Restructuring and Other Costs (net) (b)                     8,102     (1,152)     6,950       4,872       (184)     4,688
Amortization of Acquisition-Related Intangible Assets       2,392       (281)     2,111       2,540       (207)     2,333
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Operating Income      10,494     (1,433)     9,061       7,412       (391)     7,021
                                                       ------------------------------------------------------------------

Other Income (net)
Loss/(Gain) on Retirement of Debt                               -          -          -           -          -          -
Gain on Investments (c)                                    (3,702)         -     (3,702)     (9,952)         -     (9,952)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Income from
   Continuing Operations Before Income Taxes and
   Minority Interest                                        6,792     (1,433)     5,359      (2,540)      (391)    (2,931)
                                                       ------------------------------------------------------------------
Income Tax Provision (Benefit) (d)                         (1,791)       452     (1,339)     (7,515)      (136)    (7,651)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Income from
   Continuing Operations                                    5,001       (981)     4,020     (10,055)      (527)   (10,582)
                                                       ------------------------------------------------------------------

Discontinued Operations (net of tax)                       (5,036)     2,697     (2,339)          -      1,502      1,502

                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Net Income               (35)     1,716      1,681     (10,055)       975     (9,080)
                                                       ------------------------------------------------------------------

(a) The excluded items from cost of revenues include inventory charges, principally for the sale of inventories revalued at the date of acquisition.
(b) Restructuring and other costs consist principally of severance and retention costs; abandoned facility and other expenses of real estate consolidation; gains and losses on the sale of businesses, product lines and property; writedowns of businesses held for sale; and legal/advisory fees associated with a reorganization of the company's non-U.S. subsidiary structure.
(c) The excluded items from gain on investments represent gains from the sale of the company's equity interest in FLIR Systems, Inc.
    and Thoratec Corporation.
(d) The excluded items from income tax provision (benefit) include the tax consequences of the items detailed above and benefit from tax credit carryforwards.



<
                                                                  9

>

Thermo Electron Corporation
Reconciliation of Previously Reported GAAP and Restated GAAP Results to
Previously Provided Adjusted and Restated Adjusted Results
Schedule D
(In thousands)
(Unaudited)
The components of GAAP results listed below have been excluded from Adjusted results presented in Schedule C of this Supplemental Financial Information package.


                                                       ------------------------------------------------------------------
                                                                     Q3-03                             Q4-03
                                                       ------------------------------------------------------------------
                                                       Previously Reclassify             Previously Reclassify
                                                        Reported/   Spectra-              Reported/   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------

Cost of Revenues (a)                                            -          -          -          71          -         71
Restructuring and Other Costs (net) (b)                    14,273       (454)    13,819      21,462     (1,719)    19,743
Amortization of Acquisition-Related Intangible Assets       2,470       (207)     2,263       2,502       (171)     2,331
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Operating Income      16,743       (661)    16,082      24,035     (1,890)    22,145
                                                       ------------------------------------------------------------------

Other Income (net)
Loss/(Gain) on Retirement of Debt                             976          -        976           -          -          -
Gain on Investments (c)                                   (10,329)         -    (10,329)     (5,950)         -     (5,950)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Income from
   Continuing Operations Before Income Taxes and
   Minority Interest                                        7,390       (661)     6,729      18,085     (1,890)    16,195
                                                       ------------------------------------------------------------------

Income Tax Provision (Benefit) (d)                         (1,981)       169     (1,812)     (9,586)     1,002     (8,584)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Income from
   Continuing Operations                                    5,409       (492)     4,917       8,499       (888)     7,611
                                                       ------------------------------------------------------------------

Discontinued Operations (net of tax)                       (9,518)        (2)    (9,520)    (12,758)    (1,684)   (14,442)

                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Net Income            (4,109)      (494)    (4,603)     (4,259)    (2,572)    (6,831)
                                                       ------------------------------------------------------------------

(a) The excluded items from cost of revenues include inventory charges, principally for the sale of inventories revalued at the date of acquisition.
(b) Restructuring and other costs consist principally of severance and retention costs; abandoned facility and other expenses of real estate consolidation; gains and losses on the sale of businesses, product lines and property; writedowns of businesses held for sale; and legal/advisory fees associated with a reorganization of the company's non-U.S. subsidiary structure.
(c) The excluded items from gain on investments represent gains from the sale of the company's equity interest in FLIR Systems, Inc.
    and Thoratec Corporation.
(d) The excluded items from income tax provision (benefit) include the tax consequences of the items detailed above and benefit from tax credit carryforwards.




<
                                                                 10

>

Thermo Electron Corporation
Reconciliation of Previously Reported GAAP and Restated GAAP Results to
Previously Provided Adjusted and Restated Adjusted Results
Schedule D
(In thousands)
(Unaudited)
The components of GAAP results listed below have been excluded from Adjusted results presented in Schedule C of this Supplemental Financial Information package.


                                                       ------------------------------------------------------------------
                                                                     2003                             Q1-04
                                                       ------------------------------------------------------------------
                                                       Previously Reclassify             Previously Reclassify
                                                        Reported/   Spectra-              Reported/   Spectra-
                                                         Provided    Physics   Restated    Provided    Physics   Restated
-------------------------------------------------------------------------------------------------------------------------
Cost of Revenues (a)                                           71          -         71       2,408          -      2,408
Restructuring and Other Costs (net) (b)                    48,709     (3,509)    45,200       3,166         (8)     3,158
Amortization of Acquisition-Related Intangible Assets       9,904       (866)     9,038       3,977       (171)     3,806
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Operating Income      58,684     (4,375)    54,309       9,551       (179)     9,372
                                                       ------------------------------------------------------------------

Other Income (net)
Loss/(Gain) on Retirement of Debt                             976          -        976           -          -          -
Gain on Investments (c)                                   (29,933)         -    (29,933)     (1,620)        (1)    (1,621)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted
   Income from Continuing Operations Before Income
   Taxes and Minority Interest                             29,727     (4,375)    25,352       7,931       (180)     7,751
                                                       ------------------------------------------------------------------

Income Tax Provision (Benefit) (d)                        (20,873)     1,487    (19,386)     (2,425)       172     (2,253)
                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Income from
   Continuing Operations                                    8,854     (2,888)     5,966       5,506         (8)     5,498
                                                       ------------------------------------------------------------------
Discontinued Operations (net of tax)                      (27,312)     2,513    (24,799)          -     (3,457)    (3,457)

                                                       ------------------------------------------------------------------
Difference between GAAP and Adjusted Net Income           (18,458)      (375)   (18,833)      5,506     (3,465)     2,041
                                                       ------------------------------------------------------------------


(a) The excluded items from cost of revenues include inventory charges, principally for the sale of inventories revalued at the date of acquisition.
(b) Restructuring and other costs consist principally of severance and retention costs; abandoned facility and other expenses of real estate consolidation; gains and losses on the sale of businesses, product lines and property; writedowns of businesses held for sale; and legal/advisory fees associated with a reorganization of the company's non-U.S. subsidiary structure.
(c) The excluded items from gain on investments represent gains from the sale of the company's equity interest in FLIR Systems, Inc.
    and Thoratec Corporation.
(d) The excluded items from income tax provision (benefit) include the tax consequences of the items detailed above and benefit from tax credit carryforwards.


<
                                                                 11

>